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                                                                   EXHIBIT 10.41

                                AIRCRAFT LEASE


     THIS AIRCRAFT LEASE (the "Lease") is made as of January 1, 1998, by and between MACK L.L.C., a Michigan limited liability company with its principal place of business located at 21 Kercheval, Suite 200, Grosse Pointe Farms, Michigan 48236 ("Lessor"), and CAMBRIDGE INDUSTRIES, INCORPORATED, a Michigan corporation with its principal place of business located at 555 Horace Brown Drive, Madison Heights, Michigan 48071 ("Lessee").

                                   RECITALS:
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     A.  Lessor is the owner of a certain aircraft more particularly described in Exhibit "A" attached hereto and incorporated herein by reference (the "Aircraft").

     B. Lessee desires to lease the Aircraft from Lessor and Lessor is willing to lease the Aircraft to Lessee upon the terms and subject to the conditions set forth in this Lease.

     NOW THEREFORE, the parties agree as follows:

     1. Lease. On the terms and subject to the conditions set forth in this Lease, Lessor hereby agrees to lease the Aircraft to Lessor, and Lessee hereby agrees to hire and lease the Aircraft from Lessor.

     2.  Term; Termination.
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     (a) The term of the Lease (the "Term") shall commence on the date hereof and shall end on the fifth anniversary of the date hereof, unless earlier terminated by Lessor as provided in Section 2(b) below.

     (b) Lessee has no right to terminate this Lease. Lessor may terminate this Lease upon ninety (90) days written notice thereof to Lessee.

     3. Rentals. During the Term, Lessee shall pay to Lessor at Lessor's address as above indicated or at such other place as Lessor shall designate in writing a monthly rental payment of Twenty Eight Thousand Eight Hundred Twenty Three and no/100 Dollars ($28,823.00). The monthly rent shall be paid by Lessee to Lessor in advance on the 1/st/ day of each month during the Term.

     4. Aircraft Base. Lessee shall base the Aircraft at Oakland International Airport or, upon written notice to Lessor, at Detroit City Airport (the "Home Base"), and shall not remove the Aircraft from the Continental United States or from the Home Base for a period in excess of thirty (30) calendar days, without Lessor's express, prior written consent.

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     5.  Preparation Fee; Acceptance of Aircraft; Conclusive Presumption.  Upon
the execution of this Lease, Lessee shall pay to Lessor a one-time, non-refundable preparation and administration fee in the amount of Two Hundred Fifty Thousand Dollars ($250,000), to compensate Lessor for causing the Aircraft to be placed in a sufficient condition for use by Lessee. Lessee or its agent shall inspect the Aircraft prior to taking delivery of it. After the Aircraft has been delivered to Lessee, Lessee acknowledges and agrees that it shall be conclusively presumed, as between Lessor and Lessee, that Lessee has fully inspected the Aircraft and that the Aircraft is in good condition and repair.

     6. Title. Title to the Aircraft shall remain in Lessor exclusively. Lessee shall keep the Aircraft free from all liens and claims and shall not do or permit any act or thing whereby Lessor's title or right may be encumbered or impaired.

     7.  Maintenance; Inspection.
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     (a) Subject to the provisions of Section 7(b) below, Lessee shall be solely responsible, at its sole cost and expense, for the completion and payment of all maintenance, repair and inspection work required pursuant to the Federal
Aviation Administration (the "FAA") regulations and any airworthiness directives pertaining to the Aircraft, including, without limitation, all engine and airframe overhauls, hot sections and engine failure repairs. Lessee shall at all times maintain the Aircraft's engines pursuant to the Allied-Signal Garrett engine Maintenance Service Plan (the "MSP") and pay for and cause the MSP to be in effect at all times throughout the Term. Lessee shall be solely responsible for authorizing and supervising all such maintenance repair and inspection work such that the Aircraft is at all times kept completely airworthy and in operating condition in compliance with all FAA regulations and all regulations of any other federal, state or local government agency having power to regulate or supervise the Aircraft or Lessee's maintenance, use or operation of the Aircraft. Lessor may, without notice, at any and all reasonable times enter upon any place where the Aircraft is located and inspect the Aircraft and its logbooks, airframe and engine records and other records.

     (b) Lessor shall, at Lessee's sole cost and expense, authorize and supervise the 12 year inspection and the 12,000 hour inspection of the Aircraft, in the manner and at the times required by the FAA. To pay for such inspections, Lessee shall pay to Lessor with each monthly rental payment required to be made by it under Section 3 above, from the date hereof until the date that such inspections are performed, the sum of Three Thousand Three Hundred Thirty Three Dollars and 33/100 ($3,333.33), which amount shall be placed in an interest bearing account in Lessor's name (the "Inspections Account"), segregated from Lessor's other funds and earmarked for payment of the costs and expenses of such inspections. Upon completion of the inspections, Lessor shall pay for the same with the funds held in the Inspections Account.
If the amount of the funds in the Inspections Account are insufficient to pay for all of the costs and expenses of the inspections, then Lessee shall forthwith pay the balance of such costs and expenses to Lessor. If any funds remain in the Inspections Account after payment in full of all of the costs and expenses of the inspections, then such funds shall be remitted to Lessee.

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     8.  Use; Operation.  Lessee shall obey and comply with the laws, rules, and regulations of the United States, the several states, municipalities and any other governmental body having lawful jurisdiction over the Aircraft both with regard to the ownership, possession, and use of the Aircraft and to the maintenance of the Aircraft in an airworthy condition necessary for aircraft license and shall save Lessor harmless from actual or asserted violations. At all times during the Term and at Lessee's sole cost and expense, Lessee shall cause the Aircraft to be operated and managed by an aircraft management company acceptable to Lessor under a written contract which is acceptable to Lessor.

     9. Taxes. Lessee shall be responsible to pay when due any and all federal, state and local taxes and any other charges assessed against the Aircraft during the Term.

     10. Insurance. Lessee shall keep the Aircraft, including all additions thereto and all replacements or repairs thereof, insured against loss or damage by fire, crash, and such other hazards, casualties and contingencies as Lessor may require in such amounts and with such insurance companies as are acceptable to Lessor; and Lessee shall carry any other insurances in such amounts and for such periods as may from time to time be required by Lessor. Not less than five
(5) days prior to the expiration of any policy of insurance, Lessee shall deliver to Lessor renewals or new policies in like amounts covering the same risks. All insurance policies shall carry a provision making loss payable and breach of warranty endorsement to Lessor as its interest shall appear. Such policies shall be delivered to and held by Lessor and Lessee shall pay promptly when due, all premiums for such insurance. Lessor shall have the right at any time to reject, for reasonable cause, any such insurance furnished by Lessee.
If any loss occurs to the Aircraft, Lessor is hereby appointed attorney-in-fact for Lessee to make proof of loss, if Lessee fails to do so promptly, and to receipt for any sums collected under such policies. Lessee will promptly give written notice of any loss or damage to the Aircraft to Lessor and shall not adjust or settle such loss without Lessor's prior written consent. If this Lease is in default, all of Lessee's right, title and interest in and to any insurance policies then in force, shall pass to Lessor or to any subsequent lessee and Lessor is hereby appointed attorney-in-fact for Lessee to assign and transfer such policies. The injury to or loss or destruction of the Aircraft, from whatever cause, shall not release Lessee from its obligation to pay any amount due under this Lease. Lessee shall use the Aircraft only for the purposes and in the manner set forth in the application for the various insurance policies required to be obtained by Lessee hereunder. Lessee shall permit the Aircraft to be operated only by currently certified pilots having the minimum total pilot hours required by such insurance companies and a current medical certificate. Each insurer shall agree, by endorsement or by separate instrument furnished Lessor, that it will give Lessor thirty (30) days written notice before the policy in question shall be altered or cancelled.

     11. Lessor's Payment. Upon Lessee's failure to procure or maintain any insurance or to pay any fees, assessments, charges and taxes as required in this Lease, Lessor shall have the right, but not the obligation, to procure such insurance or pay such fees, assessments, charges and taxes, as the case may be, and the cost thereof shall be repayable to Lessor by Lessee as additional rental with the next installment of rent.

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     12.  No Warranty.  Lessor is not the manufacturer of the Aircraft nor the agent for such manufacturer and makes no warranty, either express or implied, as to any matter whatsoever, including without limitation, the Aircraft's condition, merchantability or fitness for any purpose, nor against defects in material, workmanship or capacity of the Aircraft or otherwise, whether patent or latent, nor any warranty that the Aircraft will comply with any law, specification or contract of any kind or nature.

     13. Alterations. Lessee shall not make any alterations, additions, or improvements to the Aircraft without Lessor's express, prior written consent. All additions and improvements of whatsoever kind or description made to the Aircraft shall belong to Lessor and become Lessor's property upon their creation and Lessee shall have no interest therein.

     14. Loss or Damage; Liability. Lessee hereby assumes and shall bear the entire risk of loss or damage to the Aircraft from any cause whatsoever. Lessee shall indemnify and save Lessor harmless from any and all damage or liability caused by any attachment or other process affecting the Aircraft, whether judicial or otherwise, and from injury to or loss of the Aircraft from whatever cause, and from liability arising out of the use, maintenance and/or delivery thereof. Damage for any loss or injury shall be based on the then true and reasonable market value of the Aircraft irrespective of rentals paid or accrued.

     15. Interest. If Lessee fails to pay any part of the rent or any other sum required by Lessee to be paid to Lessor within ten (10) days after the due date thereof, then Lessee shall pay to Lessor interest on such delinquent payment or payments from the expiration of such 10 day period until paid at the rate of twelve percent (12%) per annum.

     16. Abatement of Rentals. Lessor and Lessee each agree that the monthly rentals required to be paid by Lessee to Lessor hereunder shall not abate, but rather shall continue to be an obligation of the Lessee, regardless of whether the Aircraft is lost or damaged, whether the Aircraft is removed from Lessee's possession by Lessor or a third party, whether the Aircraft is not available for use by Lessee as a result of maintenance or repairs being performed on the Aircraft, or for any other reason.

     17. Return of Aircraft. Upon the termination of this Lease, the Aircraft shall be returned unencumbered to Lessor at Lessee's sole expense in the same condition as when received by Lessee, reasonable wear and tear from proper use thereof excepted.

     18. Default. If (a) Lessee fails to pay the rentals and other sums required to be paid hereunder when due, (b) Lessee fails to perform and observe all of the terms, conditions, obligations and provisions required to be performed or observed by it hereunder, (c) Lessee becomes insolvent or ceases doing business as a going concern, (d) a petition is filed by or against Lessee under any federal or state bankruptcy act, (e) Lessee without Lessor's express prior written consent attempts to remove, assign, sell, transfer, encumber, sublet, or part with the possession of the Aircraft, or (f) Lessor deems itself insecure, reasonably believing in good faith that Lessee's ability to pay the rentals or perform the obligations hereunder is impaired, then Lessor may, without notice, declare all rentals and other sums and charges due or to become due

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hereunder immediately due and payable and may, without notice or liability or legal process, enter onto any place where the Aircraft may be located and repossess the Aircraft. Lessee hereby expressly waives all rights under all exemption laws and all further rights to possession of the Aircraft and all other claims for injury suffered through or loss caused by such repossession, and Lessor may sell the Aircraft or re-lease the Aircraft for a term and a rental which may be equal to, greater than, or less than the rental and term herein provided. Any proceeds of sale received within 60 days after repossession, or any rental payments received under a new Lease made within such 60 days for any period during the original term of this Lease as set forth above (less Lessor's expenses of taking possession, storage, reconditioning and sale or releasing), shall be applied on Lessee's obligations hereunder, and Lessee shall remain liable for the balance of any obligations which it owes to Lessor hereunder. Lessee's liability shall not be reduced by reason of any failure of Lessor to sell or re-lease the Aircraft within such 60 days or otherwise. Lessor's rights and remedies shall be cumulative and not in the alternative.

     19. Assignment. Lessor may assign this Lease, and Lessee agrees that after such assignment, it will settle all claims, defenses, set-offs and counterclaims it may have against Lessor directly with Lessor and not against Lessor's assignee. Lessee shall not assign, transfer, or convey its interest in the Aircraft or sublet the same to any third party without Lessor's prior written consent.

     20. Notices. All notices required hereunder shall be sent by regular mail to Lessor or Lessee at its respective address first above shown or to the last known address thereof. Where reasonable notice is required by applicable law, such requirement shall be met if such notice is sent by regular mail to the person entitled to such notice within five (5) calendar days before the occurrence of the event for which such notice is given.

     21. Entire Agreement; Waiver. Lessor's failure at any time or times to require strict performance by Lessee of any of the terms or provisions of this Lease shall not waive, affect or diminish any right of Lessor to demand strict compliance and performance thereof, and any waiver of any default shall not waive or affect any other or subsequent default. None of the conditions, provisions, and terms contained herein shall be deemed to have been waived by any act or knowledge of Lessor, its agents, officers, or employees. No waiver shall be effective unless in writing specifically identifying such waiver and signed by Lessor. This Lease constitutes the entire Agreement between the parties and may not be altered or amended except by an agreement in writing signed by the parties.

     22. Governing Law. The interpretation, enforcement, and validity of this Lease shall be governed and controlled by the laws of the State of Michigan.
Any provision of this Lease prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions in this Lease and the rights given Lessor under this Lease shall be in addition to all rights given to Lessor by virtue of any statute or rule of law.

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     23.  Miscellaneous.
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     (a) The headings to the sections of this Lease are solely for the convenience of the parties and are not to be construed as a part of the Lease or an aid in the interpretation of the instrument.

     (b) Lessee agrees to execute and deliver to Lessor all instruments, documents and other writings as may be necessary to carry out the intent and purposes of this Lease.

     (c) All charges relating to the delivery of the Aircraft to Lessee or to the return of same to Lessor, including costs, expenses, and attorney fees, shall be borne by Lessee and shall be paid to Lessor forthwith. If Lessee holds the Aircraft beyond the termination date of this Lease, Lessee shall pay rent therefor at the rate provided for in this Lease until the Aircraft arrives at Lessor's premises.

     (d) This Lease shall be binding upon and inure to the benefit of the parties and their successors and assigns.

     (e) This Lease may be executed in counterparts and each such counterpart when taken together shall constitute one and the same agreement, fully binding upon the parties.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

                                    LESSOR

                                    MACK L.L.C.


                                    By:___________________________________
                                         Richard Crawford, Manager


                                    LESSEE

                                    CAMBRIDGE INDUSTRIES, INCORPORATED


                                    By:___________________________________

                                    Its:__________________________________

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